

INVESTOR PRESENTATION

MAY 2017

ZAGG

SAFE HARBOR STATEMENT

Statements in this presentation relating to ZAGG's future plans, expectations, beliefs, intentions and prospects are "forward-looking statements" and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: the ability to design, produce, and distribute the creative product solutions required to retain existing customers and to attract new customers; building and maintaining marketing and distribution functions sufficient to gain meaningful international market share for our products; the ability to respond quickly with appropriate products after the adoption and introduction of new mobile devices by major manufacturers like Samsung and Apple; the impact of changes or delays in announced launch schedules for (or recalls or withdrawals of) new mobile devices by major manufacturers like Samsung and Apple; the ability to successfully integrate new operations or acquisitions, specifically including mophie inc.; the impact of inconsistent quality or reliability of new product offerings; the impact of lower profit margins in certain new and existing product categories, including certain mophie products; the impact of changes in economic conditions, including on customer demand; managing inventory in light of constantly shifting consumer demand; the failure of our information systems or technology solutions or the failure to secure information system data, failure to comply with privacy laws, security breaches, or the effect on the Company from cyber-attacks, terrorist incidents, or the threat of terrorist incidents; and adoption of or changes in accounting policies, principles, or estimates. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading "Risk Factors." Copies of these filings are available online from the SEC or by contacting ZAGG's Investor Relations Department at (801) 263-0699 or by clicking on SEC Filings on ZAGG's Investor Relations website at http://investors.zagg.com/ or at the SEC's website at http://www.sec.gov. All information set forth in this presentation is current as of May 4, 2017. ZAGG undertakes no duty to update any statement in light of new information or future events.

This presentation also contains estimates and other statistical data made by independent parties and by ZAGG relating to market size, market share, growth and other industry data. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the statistical and other industry data generated by independent parties and contained in this presentation and, accordingly, cannot guarantee their accuracy or completeness. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we compete are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results or outcomes to differ materially from those expressed in the estimates made by the independent parties and by ZAGG.

This presentation also includes certain non-GAAP financial measures. These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. We have provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the appendix.

GLOBAL LEADER IN MOBILE LIFESTYLE

NPD 2016 Award Winner for Largest Dollar Volume Gain in the Combined Cell Phone Accessories & Mobile Power Category

INVISIBLE SHIELD



Cell Phone Screen protection

#1 market share (52%)

mophie.



Battery cases

#1 market share (54%)

mophie.



Portable Battery Packs

#1 market share (20%)

ZAGG



Folio keyboards

#2 market share (30%)

IFROGZ.



Stereo Headphones

#5 market share (6%)

Source: The NPD Group, Inc. / Retail Tracking Service, April, 2016–March, 2017. See Appendix for further details. Market share percentages represent dollar share, except for stereo headphones representing unit share.

ZAGG

BUILDING A DIVERSIFIED PRODUCT PORTFOLIO


100%
Screen protection
$730K
net sales
2005
Audio
Cases
Tablet keyboards
External power
Battery cases
Screen protection
1%
6%
9%
15%
15%
54%
$402MM
net sales
2016

Source: ZAGG Form 10-K, December 31, 2016

ZAGG

CORPORATE OBJECTIVES DRIVE CONTINUED SUCCESS


integrity
ownership
care for people
passion
continuous improvement
performance
sense of urgency
CREATIVE PRODUCT SOLUTIONS
THE PREFERRED BRAND
OPERATIONAL EXCELLENCE
TARGETED GLOBAL DISTRIBUTION
ZAGG

1. Market leader in large and growing categories
2. Creative, diversified and complementary product portfolio
3. Strong brands trusted by consumers & channel partners
4. Global distribution network
5. Scalable platform for future growth
6. Experienced management team
7. Solid financial profile – growth, profitability, cash generation
8. Barriers to entry

GROWING LEADERSHIP IN PROMINENT CATEGORIES

	Market Share*	U.S. Category Sales*	Path to Growth
Screen Protection (Cell Phone)	INVISIBLE SHIELD #1	**$892 M** *LTM YoY growth: 3%*	✓ Add new customers and increasing volume with existing customers ✓ Increase attach rates and awareness ✓ ISOD platform for European growth
Battery Cases & External Power	mophie. #1	**$558 M** *LTM YoY growth: -5%* *YoY Q1 growth: 7%*	✓ Expand distribution ✓ Leverage brand strength ✓ Good-better-best product strategy ✓ Adoption of ZAGG S&OP business practices ✓ Unconstrained supply chain
Audio (Stereo in/ear bud headphones)	IFROGZ #5	**$2,025 M** *LTM YoY growth: 16%*	✓ Market share gains through expanding assortment with existing customers and new customer wins ✓ Rapid Bluetooth® adoption ✓ Increase ASPs for Bluetooth
Folio Keyboards	ZAGG #2	**$107 M** *LTM YoY growth: -30%*	✓ Focused assortment ✓ Increase awareness and attach rates ✓ Introduce additional functions and features for content creation

*Source: The NPD Group, Inc. / Retail Tracking Service, April, 2016 – March, 2017. See Appendix for further details.

PRODUCTS FOCUSED ON CONSUMER NEEDS

Investment protection



- Increasing costs of handsets
- Changing wireless contracts require protecting the value of the trade-in device
- Trade off between brittleness and scratch resistance of screens
- ***1.5 billion units sold in 2016*** [1]

Extended power



- Device manufacturers introducing larger screens and thinner, lighter devices
- Increased usage of battery draining apps
- ***"Our One Wish? Longer Battery Life"*** *The Wall Street Journal* [2]

Mobile audio lifestyle



- Content consumption is ubiquitous and increasing – streaming on the go
- Wireless Bluetooth: more freedom; more flexibility
- ***Mobile music listening has driven weekly headphone usage from an average three hours in 1980 to over 20 hours in 2016*** [3]

Connectivity & productivity



- Overall mobile traffic has outpaced desktop traffic
- Increasing prevalence of working remotely and need for connectivity
- Use of tablets for content creation, not just consumption

[1] Gartner, February 2017; [2] Wall Street Journal February 2015; [3] CNBC

BRANDS TO EMPOWER MOBILE LIFESTYLES

Protection

INVISIBLE SHIELD



Live fearlessly

We provide peace of mind by empowering consumers to fearlessly enjoy their mobile devices and never experience the shame of a shattered screen.

Power

mophie.



Power for all

We liberate mobile users from the limitations of mobile devices by providing more time to rock, talk, surf, save, and send.

Play

IFROGZ



Tech for all

Approachable, authentic, and affordable, we believe in quality tech for all that's thoughtfully focused on features people really need.

Productivity & connectivity

ZAGG



Life unleashed

We challenge the traditional office environment and champion productivity for the modern age.

PREFERRED PARTNER ACROSS CHANNELS

Channel	Select customers	% of sales*
Wireless carriers	T-Mobile, verizon, vodafone, EE, at&t, Sprint, Carphone Warehouse	43%
Major retail	Best Buy, Target, MediaMarkt, Apple, Walmart, fnac	39%
E-commerce	amazon, ZAGG.com, mophie.com	10%
Strategic retail	Walgreens, The Home Depot, Samsung Store, Publix, Bed Bath & Beyond, Hudson Group, Argos	7%

Why customers prefer ZAGG

- ✓ *Deep strategic partnerships*
- ✓ *Category management expertise*
- ✓ *Speed to market*
- ✓ *Operational execution*
- ✓ *World class customer service*
- ✓ *Strong retail sell-through*
- ✓ *High margin categories*

International customers = 16% of sales*

*Source: ZAGG data, as of December 31, 2016.

CONTINUED DISTRIBUTION EXPANSION

Significant door penetration in past three years with additional opportunities ahead



Door penetration increase of +1,150bps
15.1%
19.2%
25.3%
26.6%
2013
2014
2015
2016
ZAGG % Total Door Penetration



Door count increase of +76%
26,221
33,337
43,903
46,188
2013
2014
2015
2016
ZAGG Door Count

Source: ZAGG data, as of December, 2016. Represents domestic retail doors only.

Q1 2017 FINANCIAL HIGHLIGHTS

	First Quarter 2017			First Quarter 2016			Year-Over-Year % Change	
	ZAGG	mophie	Consolidated	ZAGG	mophie	Consolidated	Consolidated	ZAGG
Net Sales	$57.1	$35.8	$92.9	$54.8	$7.6	$62.4	49%	4%
Gross Margin %	42.5%	12.0%	30.8%	41.6%	11.9%	38.0%	-720 bps	+87 bps
Net Income (Loss)	- -	- -	$(6.1)	- -	- -	$(3.3)	-85%	
Adjusted EBITDA			$2.7			$5.1	-47%	

- ✓ Three months of mophie net sales versus one month in prior year
  - ✓ juicepack net sales of $22.4 million versus $5.2 million
  - ✓ Power management net sales $15.6 million versus $3.4 million
- ✓ InvisibleShield net sales increased 5%
- ✓ Audio (stereo headphones) grew 16%
- ✓ Operating expense improved to 38% of net sales versus 44%
  - ✓ Better leverage on higher net sales
- ✓ Consolidated business continues to make solid gains in international with net sales up 49%

As of March 31, 2017 versus prior year period; all $ in millions.

2017 BUSINESS OUTLOOK

- Net sales of $470 - $500 million
- Gross profit margin ranging from low to mid 30's
- Adjusted EBITDA of $71 - $75 million
    - 15% EBITDA margin on midpoint of $73 million



Consolidated Net Sales - 2017 Guidance vs. 2016 Actual
$600
$500
$400
$300
$200
$100
$0
$402
+21%
$485
2016A
2017E
Midpoint of Guidance



Consolidated Adj. EBITDA - 2017 Guidance vs. 2016 Actual
$80
$70
$60
$50
$40
$30
$20
$10
$-
$37
+96%
$73
2016A
2017E
Midpoint of Guidance

($ amounts in millions)

2017 ADJUSTED EBITDA BRIDGE


2017 Consolidated Adjusted EBITDA Bridge
$80
$70
$60
$50
$40
$30
$20
$10
$-
$37
$16
$12
$8
$73
2016A
Sales Growth
Operations
Synergies
2017E
Midpoint of Guidance
($ amounts in millions)

Sales Growth $16M	✓ New 2017 product launches ✓ Multiple OEM device launches ✓ Continued strong international growth	mophie ✓ Full year versus 10 months ✓ Unconstrained supply chain ✓ Leverage brand strength ✓ Reduce sales returns
Operations $12M	✓ S&OP improvement – primarily mophie inventory optimization from improved product launches, forecasting, and supply chain efficiencies	
Synergies $8 M	✓ 2017 impact of actions taken in 2016 ✓ Lower headcount, improved freight contracts, leases, and supply chain efficiencies	

STRATEGIC ROADMAP TO FUTURE GROWTH

Framework for sustained growth and profitability

1 New Product Development



- Product innovation addressing consumer needs
- Fast-follower into emerging categories
- New category opportunities

2 Brand Execution

INVISIBLE SHIELD
mophie.
IFROGZ.
ZAGG

- Placement in new channels
- Competitor displacement
- Attack/value lines
- Expansion into additional product categories
- Creates barriers to entry

3 Global Distribution Growth

amazon.com.
T Mobile
verizon
Sprint
at&t
vodafone
MediaMarkt

- Continue strong international momentum (+87% in 2016)
- Online strategy
- Strategic distribution adds: independent wireless retailers, franchise, B2B

4 Operational Excellence



- New product execution
- Net working capital management (S&OP)
- Strong customer relationships

Enhanced profitability



Appendix

ZAGG

THE NPD GROUP, INC. REFERENCES

References to market share data on slide # 3, and market share and market size data slide #6 can be found in the reports from The NPD Group cited below:

1. The NPD Group, Inc., U.S. Retail Tracking Service, Cell Phone Screen Protection, and Tablet & e-readers - Accessories, Accessory Type: Screen Protector, April 30, 2016 - March 31, 2017.

2. The NPD Group, Inc., U.S. Retail Tracking Service, Cell Phone Device Protection, Charging Case, April 30, 2016 - March 31, 2017.

3. The NPD Group, Inc., U.S. Retail Tracking Service, Mobile Power, Charger Type: Portable Power Packs, April 30, 2016- March 31, 2017.

4. The NPD Group, Inc., U.S. Retail Tracking Service, Tablet & e-readers – Cases, Keyboard Included, April 30, 2016 - March 31, 2017.

5. The NPD Group, Inc., U.S. Retail Tracking Service, Stereo Headphones, Earbuds/In-Ear Stereo Headphones, April 30, 2016 - March 31, 2017.

MOPHIE ACQUISITION ALIGNS WITH STRATEGY

ZAGG Acquisition strategy	mophie. Strategic rationale[1]	Newly implemented, proven management team for successful execution
Creative Product Solutions: Best-in-class product development	Strong product development teams that are focused on delivering creative product solutions	✓ Design products for improved gross margin by utilizing standard and modular components, stage gate, and improved sales and operations planning (Supply chain process)
The Preferred Brand: Improved brand strength	Opportunity to leverage brand strength of both companies to increase consumer awareness through an expanded global platform	✓ Consolidate mophie and ZAGG sales and customer policy to realize cross-selling opportunities
Targeted Global Distribution: Expanded global distribution channels	Combined entity to have a global distribution network with facilities in the U.S., Europe and Asia	✓ Realize economies of scale at existing retailer relationships to drive expanded market penetration, improve mophie contractual terms, and B2B opportunities with broader complimentary products
Operational Excellence: Enhanced capabilities for profitable growth	Combination creates an improved technology platform, strengthened engineering and manufacturing resources in China, and product diversification in high-growth categories	✓ Appointed ZAGG executive to oversee turnaround efforts, right-size cost structure to drive margin expansion, and further improve S&OP process

[1] At time of acquisition

NON-GAAP RECONCILIATION

	Three Months Ended	
	March 31, 2017	March 31, 2016
Net income in accordance with GAAP	$ (6,138)	$ (3,290)
Adjustments:		
a. Stock based compensation expense	670	1,336
b. Depreciation and amortization	5,781	4,263
c. mophie transaction costs	215	2,017
d. mophie fair value inventory write up related to acquisition	-	1,156
e. mophie restructuring charge	414	-
f. mophie employee retention bonus	300	-
g. Impairment of intangible asset	1,959	-
h. Other (income) expense	510	388
i. Income tax benefit	(1,916)	(801)
Adjusted EBITDA	$ 2,690	$ 5,069

$ amounts in thousands



Investor Presentation

MAY 2017

investors.zagg.com

ZAGG